WELLS FARGO VARIABLE TRUST

Wells Fargo International Equity Fund

Supplement dated September 15, 2004, to the Prospectus dated May 1, 2004

This supplement contains important information about matters recently approved by the Board of Trustees (the “Board”) of Wells Fargo Variable Trust affecting the International Equity Fund (the “Fund”).

At its August 10, 2004, regular meeting, the Board unanimously approved the replacement of Wells Capital Management Incorporated as sub-adviser of the Fund with New Star Institutional Managers Limited (“New Star”). Effective immediately, New Star assumed day-to-day investment advisory responsibilities for the Fund pursuant to a Board-approved Investment Sub-Advisory Agreement. Wells Fargo Funds Management, LLC will continue as the adviser and will continue to pay the new sub-adviser from the fees it receives from the Fund.

New Star, located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. It provides investment advisory services to U.S.-based corporate, endowment and foundation clients. As of June 30, 2004, New Star managed over $5.5 billion in assets. Mark Beale and Richard Lewis have been named as the Fund’s portfolio managers.

Mr. Beale joined New Star in 1982 and is the lead Portfolio Manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He holds a BA in Economic History from the University of Sussex, England.

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He holds a BSc in Economics and Statistics from Bristol University, England.

No shareholder action is necessary at this time. Proxy materials, which are expected to be mailed to shareholders on or about November 20, 2004, will describe the sub-advisory agreement for New Star, and will describe in detail the Board’s reasons for approving this change. Shareholders who purchase shares after October 22, 2004, will not be entitled to vote on the sub-advisory agreements, but may request a copy of the proxy materials.

Sub-Adviser’s Prior Performance History

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund and further, does not reflect fees charged by variable life insurance policies or variable annuity contracts. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Best Qtr.: Q4 ’99 • 30.47%        Worst Qtr.: Q3 ’02 • (19.63)%

Average annual total returns

for the period ended 12/31/03	1 year	5 years	Life of Fund
New Star Composite Performance	38.59%	3.86%	5.69%
MSCI/EAFE Index[1]	38.59%	(0.09)%	4.44%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.